UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 23, 2013

COLONIAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

COLONIAL REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35203

(Address of principal executive offices) (Zip Code)

(205) 250-8700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on June 3, 2013, Colonial Properties Trust, an Alabama real estate investment trust (“Colonial”), Colonial Realty Limited Partnership, a Delaware limited partnership (“Colonial LP”), Mid-America Apartment Communities, Inc., a Tennessee corporation (“MAA”), Mid-America Apartments, L.P., a Tennessee limited partnership (“MAA LP”), and Martha Merger Sub, LP, a Delaware limited partnership and indirect wholly-owned subsidiary of MAA LP (“OP Merger Sub”), entered into an Agreement and Plan of Merger (the “merger agreement”) pursuant to which Colonial will merge with and into MAA (the “parent merger”), with MAA continuing as the surviving corporation, and Colonial LP will merge with and into OP Merger Sub (the “partnership merger” and together with the Parent Merger, the “mergers”), with Colonial LP continuing as the surviving entity and an indirect wholly-owned subsidiary of MAA LP after the mergers.

In connection with the proposed mergers, on June 19, 2013, a putative class action lawsuit was filed in the Circuit Court for Jefferson County, Alabama against Colonial and purportedly on behalf of a proposed class of all Colonial shareholders captioned Williams v. Colonial Properties Trust, et al. (the “State Litigation”). A derivative claim purportedly on behalf of Colonial was also asserted in the State Litigation. The complaint names as defendants Colonial, the members of the Colonial board of trustees, Colonial LP, MAA, MAA LP and OP Merger Sub and alleges that the Colonial trustees breached their fiduciary duties by engaging in an unfair process leading to the merger agreement, failing to secure and obtain the best price reasonable for Colonial shareholders, allowing preclusive deal protection devices in the merger agreement, and by engaging in conflicted actions. The complaint alleges that Colonial LP, MAA, MAA LP and OP Merger Sub aided and abetted those breaches of fiduciary duties. The complaint seeks a declaration that the defendants have breached their fiduciary duties or aided and abetted such breaches and that the merger agreement is unlawful and unenforceable, an order enjoining the consummation of the mergers, direction of the Colonial trustees to exercise their fiduciary duties to obtain a transaction that is in the best interests of Colonial, rescission of the mergers in the event they are consummated, an award of costs and disbursements, including reasonable attorneys’ and experts’ fees, and other relief.

On July 2, 2013, plaintiff moved for expedited fact discovery and for an expedited schedule for filing and hearing a preliminary motion to enjoin the mergers; on July 11, 2013, defendants opposed those motions and moved to stay fact discovery. On July 11, 2013, defendants also moved to dismiss the complaint for failure to state a claim upon which relief can be granted on the grounds that: (1) the claims against the Colonial trustees are derivative and not direct, and plaintiff did not comply with Alabama law on serving notice of the claims on Colonial prior to filing; and (2) Alabama law does not recognize a cause of action in aiding and abetting a breach of fiduciary duty and, even if it did, such claims would also be derivative and not direct. The Court scheduled a motions hearing for August 8, 2013, which was continued on the request of the parties to the State Litigation to August 14, 2013 to facilitate settlement discussions. In the meantime, on August 2, 2013, plaintiff filed an amended complaint that re-asserted plaintiff’s earlier claims and added a new claim that the Colonial trustees breached their alleged duty of candor by not providing Colonial shareholders full and complete disclosures regarding the merger.

On August 14, 2013, prior to the Court’s scheduled hearing, the parties to the State Litigation reached an agreement in principle to settle the State Litigation, in which (a) defendants agreed to make certain additional disclosures in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed in connection with the merger, and (b) the parties agreed that they would use their best efforts to agree upon, execute and present to the Court a stipulation of settlement which would, among other things, (i) provide for the conditional certification of a non-opt out settlement class pursuant to Alabama Rules of Civil Procedure 23(b)(1) and (b)(2) consisting generally of all record and beneficial holders of the common stock of Colonial from June 3, 2013 through and including the date of the closing of the parent merger (the “Settlement Class”); (ii) release all claims that members of the Settlement Class may have that were alleged in the State Litigation or otherwise arising out of or relating in any manner to the parent merger (except Colonial shareholders’ statutory dissenters’ rights), and (iii) dismiss the State Litigation with prejudice. The proposed settlement also provides that the defendants will not oppose a request to the Court by plaintiff’s counsel for attorney’s fees up to an immaterial amount agreed to by the parties and is subject to, among other things, confirmatory discovery, agreement to a stipulation of settlement, and final court approval following notice to the Settlement Class. The parties reported the proposed settlement to the Court on August 14, 2013, and the Court ordered a stay of all proceedings (except those related to settlement). Colonial management believes that the allegations in the amended complaint are without merit and that the disclosures made prior to the settlement are adequate under the law but wish to settle the State Litigation in order to avoid the cost and distraction of further litigation. In the event that the stipulation of settlement is not approved by the Court, Colonial intends to vigorously defend the State Litigation.

On August 20, 2013, a purported Colonial shareholder filed an individual lawsuit in the United States District Court for the Northern District of Alabama against Colonial captioned Kempen v. Colonial Properties Trust, et al. (the “Federal Litigation”). The complaint names as defendants Colonial, the members of the Colonial board of trustees, Colonial LP, MAA, MAA LP and OP Merger Sub, and alleges that all defendants violated Section 14(a) of the Securities Exchange Act of 1934, as

amended, and Rule 14a-9 promulgated thereunder because the joint proxy statement/prospectus included in the registration statement on Form S-4 filed with the Securities and Exchange Commission (“SEC”) on July 19, 2013 is allegedly materially misleading, depriving plaintiff of making a fully informed decision regarding his vote on the parent merger. The complaint alleges that defendants misrepresented or omitted material facts concerning Colonial’s projections, the financial analyses of Colonial’s financial advisor, conflicts of interest affecting defendants and Colonial’s financial advisor, and the process employed by the Colonial trustees leading up to the decision to approve and recommend the parent merger. Plaintiff seeks an order enjoining the consummation of the mergers, rescission of the mergers in the event they are consummated or awarding Plaintiff rescissory damages, and an award of costs and disbursements, including reasonable attorneys’ and experts’ fees. Colonial management believes that the allegations in the complaint are without merit and intends to vigorously defend the Federal Litigation.

* * *

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Colonial and Mid-America Apartment Communities, Inc. (“MAA”) operate and beliefs of and assumptions made by Colonial management and MAA management, involve uncertainties that could significantly affect the financial results of Colonial or MAA or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the outcome of pending litigation. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of either company or business (iii) increased or unanticipated competition for our properties, (iv) risks associated with acquisitions, including the integration of the combined companies’ businesses, (v) maintenance of real estate investment trust (“REIT”) status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, (viii) risks associated with the companies’ ability to consummate the merger and the timing of the closing of the merger, and (ix) those additional risks and factors discussed in reports filed with SEC by Colonial and MAA from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q. Neither Colonial nor MAA undertakes any duty to update any forward-looking statements appearing in this document.

Additional Information About This Transaction:

In connection with the proposed transaction, MAA has filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of MAA and Colonial that also constitutes a prospectus of MAA. MAA and Colonial also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by MAA and Colonial with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by MAA with the SEC will be available free of charge on MAA’s website at www.maac.com or by contacting MAA Investor Relations at 901-682-6600. Copies of the documents filed by Colonial with the SEC will be available free of charge on Colonial’s website at www.colonialprop.com or by contacting Colonial’s Investor Relations at 205-250-8700.

MAA and Colonial and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about MAA’s executive officers and directors in MAA’s definitive proxy statement filed with the SEC on March 22, 2013. You can find information about Colonial’s executive officers and directors in Colonial’s definitive proxy statement filed with the SEC on March 13, 2013. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and other relevant documents filed with the SEC. You may obtain free copies of these documents from MAA or Colonial using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

This Current Report on Form 8-K is being filed or furnished, as applicable, on behalf of Colonial Properties Trust and Colonial Realty Limited Partnership to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to Colonial Properties Trust only, Colonial Realty Limited Partnership only or both Trust and Colonial Realty Limited Partnership, as applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

August 23, 2013	By:	/s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer and Secretary

COLONIAL REALTY LIMITED PARTNERSHIP

By: Colonial Properties Trust, its general partner

August 23, 2013	By:	/s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer and Secretary